EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the IronBridge Funds, Inc., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the IronBridge Funds, Inc. for the year ended June 30, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the IronBridge Funds, Inc. for the stated period.

/s/ John G. Davis		/s/ Ty M. Baird
John G. Davis, President		Ty M. Baird, Treasurer
(Principal Executive Officer)		(Principal Financial Officer)
IronBridge Funds, Inc.		IronBridge Funds, Inc.

Dated:	9/05/17

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by IronBridge Funds, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.